As filed with the Securities and Exchange Commission on November 15, 2005

1933 Act Registration Number 333-112480

1940 Act Registration Number 811-21503

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X/

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 06	/X/
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/X/

Amendment No. 07	/X/

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The FBR Funds
 (Exact Name of Registrant as Specified in Charter)
1001 Nineteenth Street North
Arlington, VA 22209
(Address of Principal Office)

Registrant's Telephone Number, Including Area Code: 703.469.1040

William Ginivan
General Counsel
Friedman, Billings, Ramsey Group, Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA  22209
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

 X   immediately upon filing pursuant to paragraph (b)
      on [date] pursuant to paragraph (b)
___60 days after filing pursuant to paragraph (a)(1)
___on [date]pursuant to paragraph (a)(1)
      75 days after filing pursuant to paragraph (a)(2)
___on [date] pursuant to paragraph (a)(2) of Rule 485

Friedman Billings Ramsey

THE FBR FUNDS

________

EQUITY FUNDS

FBR Pegasus Fund

PROSPECTUS

November 15, 2005

As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this prospectus is adequate or accurate. Anyone who indicates otherwise is committing a federal crime.

THE FBR FUNDS
1001 Nineteenth Street North, Arlington, VA 22209
888.888.0025
e-mail: funds@fbr.com
Internet: www.fbrfunds.com

INVESTMENT ADVISER AND ADMINISTRATOR
FBR Fund Advisers, Inc., 4922 Fairmont Avenue, Bethesda, MD 20814

DISTRIBUTOR
FBR Investment Services, Inc., 4922 Fairmont Avenue, Bethesda, MD  20814

CUSTODIAN
FBR National Trust Company, 4922 Fairmont Avenue, Bethesda, MD  20814

TRANSFER AGENT
Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, OH  45201

INDEPENDENT PUBLIC ACCOUNTANTS
Tait, Weller & Baker, 1818 Market Street, Philadelphia, PA  19103

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES and RELATED RISKS

FBR PEGASUS FUND (FBRPX)

OBJECTIVE.  The investment objective of the FBR Pegasus Fund ("Pegasus Fund" or "Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGY.  The Pegasus Fund's investments will consist primarily of common stocks that, in the adviser's opinion, offer the potential for capital appreciation. The adviser intends to invest in the stocks of companies of any size without regard to market capitalization.

When evaluating securities to purchase, FBR Fund Advisers, Inc. (the "Adviser") will make investment decisions for the Pegasus Fund on the basis of fundamental security analysis. Once an issuer is identified as an attractive candidate for the Fund's portfolio, the Adviser assesses the relative value and growth potential of the security on the basis of various factors, which may include price to book ratio, price to earnings ratio, earnings yield, leverage and cash flow, among others. The Fund may invest to a limited degree in securities issued in initial public offerings ("IPOs").

Although the Fund intends to invest primarily in common stocks, it may purchase preferred stocks, warrants and convertible bonds.  While the Fund's investments will be primarily in domestic U.S. securities, the Fund's investments may include foreign securities, including indirect investments such as American Depositary Receipts ("ADRs") or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations.

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions. To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations. These may include high-grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and U.S. Government obligations.  The Fund may also hold these obligations in anticipation of share redemptions or pending investment of assets in accordance with the Fund's investment policies.

PORTFOLIO TURNOVER.  Although the Fund generally invests for long-term capital appreciation, the Fund may, from time to time, engage in short-term trading. Short-term trading refers to the practice of selling securities held for a short time, ranging from several months to less than a day. The objective of short-term trading is to take advantage of what the Adviser believes are changes in a market, industry or individual company. Short-term trading increases the Fund's transaction costs, which could affect the Fund's performance, and could result in higher levels of taxable realized gains to shareholders. To the extent such gains are deemed to be short-term capital gains, they will generally be taxed as ordinary income.

PRINCIPAL RISKS

The Fund is intended for investors who are seeking above-average gains.   Loss of money is a risk of investing in the Fund. The net asset value of the Fund will change daily and you may lose money.  As with any mutual fund, there is no guarantee that the Fund's performance will be positive over any period of time, either short-term or long-term. Also, an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund invests mostly in equity securities, fluctuations in the stock market in general, as well as in the value of particular equity securities held by the Fund, can affect the Fund's performance. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets.  Holders of equity securities only have rights to value in the company after all the debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Your investment in the Fund is not guaranteed.

MID-CAP and SMALL-CAP INVESTMENTS.  Investing in the securities of mid-cap and small-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap and small-cap companies usually have more limited marketability. Because mid-cap and small-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. Additionally, securities of mid-cap and small-cap companies may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns. Although investing in securities of mid-cap and small-cap companies offers potential above-average returns if the companies are successful, there is a risk that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

FOREIGN INVESTMENTS. The Fund's investments may include foreign securities, including indirect investments such as ADRs or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. Investing in foreign securities presents unique investment risks.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

NON-DIVERSIFICATION.  The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means the Fund may own larger positions in a smaller number of securities. A fund that is less diversified may be more susceptible to adverse economic, political, or regulatory developments affecting a single issuer than a fund that is more broadly diversified. However, the Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of the Fund's taxable year, the Fund may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, and invest no more than 25% of the value of total assets in the securities of any one issue. These limits do not apply to U.S. Government securities or securities of other registered investment companies.

INVESTMENTS IN DERIVATIVES. The Fund may engage in derivative instruments such as options, futures and forward foreign currency exchange contracts.  Derivative instruments are instruments that derive their value from a different underlying security, index or financial indicator.  The Fund may use derivatives for either hedging or non-hedging purposes, or for both purposes, including for purposes of enhancing return.  Investing for non-hedging purposes may be considered speculative and involve additional risks.

The use of derivative instruments exposes the Fund to additional risks and transaction costs.  Risks inherent in the use of derivative instruments include:

  the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

  imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

  the fact that skills needed to use these strategies are different than those needed to select portfolio securities;

  the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

  leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and

  particularly in the case of privately-negotiated instruments, the risk that the counter-party will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position.

OTHER CONSIDERATIONS.  If the Fund cannot be operated in an economically viable manner, it may cease operations, which could require shareholders to transfer their investment at an inopportune time.

The Statement of Additional Information contains more information about the Fund's investment strategies and related risks (see the heading "Additional Information" on the back cover).

PERFORMANCE OF THE FUND

TOTAL RETURNS. The Fund has not commenced operations as of the date of this Prospectus and therefore does not have historical performance data.

FEES AND EXPENSES

This table describes the fees and estimated expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases...........................................................	NONE
Maximum Deferred Sales Charge.......................	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..........................................	NONE
Redemption Fee (including exchanges)*.............	1.00%

____________________________
*    A redemption fee applies only to redemptions (including exchanges) of Fund shares made within 90 days of purchase. See "Frequent Trading Policy and Redemption Fee" for more information. In addition, we charge a $10.00 wire fee for all redemption proceeds paid by federal wire made through the Fund's transfer agent, except on certain institutional and broker/dealer accounts.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Pegasus Fund
Investment Advisory Fees	0.90%
Distribution (12b‑1) Fees	0.25%
Other Expenses[1]	5.84%
Total Annual Fund Operating Expenses	6.99%
Fee Waiver and Expense Reimbursement[2]	(5.04)%
NET EXPENSES[2]	1.95%

___________________

1      Estimated expenses for the current fiscal year. Other expenses may fluctuate from year to year based on the Fund's investment operations and asset size.

2     FBR Fund Advisers, Inc. has agreed in writing to waive a portion of its investment advisory fees and assume certain expenses of the Fund to the extent annual fund operating expenses exceed 1.95% of the Fund's average daily net assets. The Adviser has agreed to maintain these expense limitations with regard to the Fund through November 1, 2006.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.1  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
PegasusFund	$198	$1,610

1    The example above assumes that the expense limitation agreement will only continue through November 1, 2006, the end of its current term.

FUND MANAGEMENT

Investment Adviser and Administrator
FBR Fund Advisers, Inc., located at 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the investment adviser and administrator to the Fund.  The Adviser directs the investment of the Fund's assets, subject at all times to the supervision of the Board of Trustees ("Board") of The FBR Funds (the "Trust"). The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.  The Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. As of September 30, 2005, it managed approximately $1.7 billion of net assets on behalf of the Trust.  The Adviser is a subsidiary of Friedman, Billings, Ramsey Group, Inc., a financial services holding company. The Adviser and its asset management affiliates manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

Pursuant to an Investment Advisory Agreement with the Trust, for its investment advisory services to the Trust, the Adviser is entitled to receive a monthly fee, at an annual rate of 0.90% of the average daily net assets of the Fund. Pursuant to an Administrative Services Agreement with the Trust, for its administrative services to the Fund, the Adviser is entitled to receive a monthly fee of 0.06% of the first $2 billion of average daily net assets of the Fund, 0.05% of the next $1 billion of average daily net assets of the Fund, and 0.035% of the Fund's average daily net assets in excess of $3 billion. The Adviser may periodically waive all or a portion of its fees with respect to the Fund.

Information regarding the factors considered by the Board of Trustees of the Fund in connection with their approval of the Investment Advisory Agreement for the Fund is provided in the Statement of Additional Information.

Portfolio Managers
The following section provides biographical information about the Fund's portfolio managers. Additional information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Fund is available in the Statement of Additional Information.

The FBR Pegasus Fund is managed by a team of investment professionals including David Ellison, Winsor H. Aylesworth, Robert Barringer and Ryan Kelley.

Mr. Ellison, the Adviser's Chief Investment Officer (CIO), provides a supervisory role of the investment process. Besides his CIO responsibilities, Mr. Ellison currently acts as portfolio manager of the FBR Small Cap Financial Fund, the FBR Large Cap Financial Fund and co-portfolio manager of the FBR Large Cap Technology Fund.  Mr. Ellison has been with the Adviser since 1997 and has served as portfolio manager of the Funds since the commencement of their operations.

Mr. Aylesworth serves as the co-portfolio manager of the FBR Large Cap Technology Fund and portfolio manager of the FBR Gas Utility Index Fund. Mr. Aylesworth has been employed by the Adviser since 1998. He holds both an M.S. and MBA degree and previously was president of Grandview Advisers, Inc.

Mr. Barringer holds a B.A. and an MBA degree and has a CFA designation. Prior to joining the Adviser in May 2004, Mr. Barringer held positions as either an analyst or a co-portfolio manager with Citizens Funds and AEW Capital Management, and he provided research and consulting services in corporate strategy to a private company engaged in the integration of outsourced systems with operations in the United States and India. Mr. Barringer also serves as the portfolio manager of the FBR Small Cap Technology Fund.

Mr. Kelley holds a B.A. degree and is a CFA charterholder. Prior to joining the Adviser in 2005, Mr. Kelley held various positions in FBR, including senior equity analyst in the research department since 2002 and  associate in corporate finance for five years prior to 2002.

INVESTING IN THE FUND

All purchases and redemptions of the Fund's shares are made at the Fund's net asset value next determined after receipt of the order. You pay no sales charges to invest in the Fund.

DETERMINATION OF NET ASSET VALUE

Your price for Fund shares is the Fund's net asset value per share ("NAV"), which is computed daily as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open (a "Business Day"). Purchase orders received by Integrated Fund Services, Inc. ("Integrated" or "Transfer Agent") prior to the close of regular trading on the NYSE on any Business Day, are priced according to applicable net asset value determined on that date.  Purchase orders received after the close of regular trading on the NYSE are generally priced as of the time the net asset value is next determined.

The Fund determines its NAV by dividing the value of its net assets (i.e., assets less liabilities) by the total number of shares then outstanding.  The Fund's investments are valued based on market value.  When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), such security will be priced using its fair value as determined in good faith, by, or using procedures approved by, the Board of Trustees of the Fund.  The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities affected by a significant event occurring after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of the security; securities whose trading has been halted or suspended; and securities that are restricted as to transfer or resale.  The Fund's valuation procedures are reviewed periodically by the Board of Trustees.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

HOW TO BUY SHARES

General

You may buy shares of the Fund on any Business Day. The minimum initial investment is $2,000. For an investment in an IRA or pension, profit-sharing or other employee benefit plan ("Retirement Plans") the minimum initial investment is $1,000. There is no minimum requirement for subsequent investments. The Fund reserves the right to reject any purchase order or change the initial and subsequent investment minimum requirements at any time.

Important Information About Procedures For Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: when you open an account, the Fund must obtain the following information:

  Your name;

  Physical residential address (although post office boxes are still permitted for mailing);

  Date of birth; and

  Social security number, taxpayer identification number, or other identifying number.

We may also ask for other information that will allow us to identify you or to see certain identifying documents.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other third-party services.  Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund from establishing new accounts unless it receives the minimum identifying information listed above. The Fund also may be required to close your account if it is unable to verify your identity within a reasonable time.

Buying Shares Through the Distributor, Other Authorized Broker-Dealers or Investment Professionals

The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

To buy shares through the Distributor or an Authorized Broker-Dealer, you may send a check, or wire Federal Funds. The Distributor or an investor's Authorized Broker-Dealer is responsible for forwarding purchase information and payment promptly to the Fund.

Shareholders whose shares are held through a brokerage account who desire to transfer such shares to another brokerage account should contact their current broker to effect the transfer.

Some broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals (collectively, "Investment Professionals") may charge their clients direct fees or impose conditions on investments in addition to or different from those described in this Prospectus. You should contact your Investment Professional concerning these fees and conditions (if any). Investment Professionals are solely responsible for promptly transmitting purchase and redemption orders to the Fund.

The Adviser or its affiliates may make payments to broker-dealers for certain administrative services provided in connection with the Fund.

Buying Shares Through the Transfer Agent

To purchase shares through the Transfer Agent, you should complete the application (the "Account Application") accompanying this Prospectus and forward it with payment by check drawn on a U.S. or Canadian bank to The FBR Funds, c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201‑5354. You may make additional purchases of shares by mailing a check drawn on a U.S. or Canadian bank to the same address. If you pay for shares by check, the shares will be priced at the net asset value next determined after the Transfer Agent receives the check in proper form. No cash, money orders, traveler's checks, credit card checks, future or post-dated checks including stale-dated checks, counter or starter checks will be accepted.  The Fund may accept cashier's checks or official checks for the purpose of a transfer or rollover.  The Fund will accept third party checks, however, to protect against check fraud, the Fund may reject any purchase request involving a check that is not made payable to "The FBR Funds" (including, but not limited to, requests to purchase shares using third-party checks).

You may also purchase shares by federal wire. Call the Transfer Agent at 888.888.0025 prior to sending the wire to ensure you use the correct wiring instructions. The Transfer Agent will not process purchases or redemptions until it receives a fully completed and signed Account Application. There is no charge from the Fund to make a wire purchase, however your bank may charge a fee for handling wire transfers.

You should also notify the Transfer Agent before wiring funds for additional purchases.

In-Kind Purchases

You may buy shares of the Fund "in-kind" through a transfer of securities as payment for the shares, if approved in advance by the Adviser. Securities used to purchase Fund shares must be appropriate investments for the Fund, must be consistent with the Fund's investment objective and policies, and must have readily available market quotations. The securities will be valued in accordance with the Fund's policy for calculating net asset value, determined as of the close of business the day on which the securities are received by the Fund in salable form. Whether the Fund will accept particular securities as payment will be decided at the sole discretion of the Adviser. If you are considering buying shares in this manner, please call 888.888.0025.

Systematic Investment Program

The Systematic Investment Program allows you to buy shares of the Fund at regular intervals. If your bank or other financial institution allows automatic withdrawals, you may buy shares by having a designated account debited in the specified amount every month or quarter, on the fifth and/or twentieth day of the month. A minimum initial investment of $500 is required to enroll in the Systematic Investment Program, and a $50 minimum for all subsequent systematic investments. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be used for participation in the Systematic Investment Program. If you want to participate in the Systematic Investment Program, please call the Transfer Agent at 888.888.0025 to obtain the appropriate forms.

The Systematic Investment Program does not assure a profit and does not protect against loss in declining markets. Since the Systematic Investment Program involves the continuous investment in the Fund regardless of fluctuating price levels of the Fund shares, you should consider your financial ability to continue to purchase through periods of low price levels. The Fund may modify or terminate the Systematic Investment Program at any time or charge a service fee. No fee is currently charged or contemplated.

HOW TO REDEEM SHARES

General

You may redeem (sell) your shares on any Business Day. Your shares will be sold at the next NAV calculated after your order is received in proper form.

Normally, redemption proceeds will be mailed by the next Business Day after the Fund receives a redemption request in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Fund. This generally applies to cases of very large redemptions or during unusual market conditions.

Not withstanding the foregoing, with respect to redemption of shares that were purchased recently by check, the Fund may withhold payment of redemption proceeds for up to 10 business days.

Your account may be redeemed after 60 days' written notice to you if your account's net asset value has fallen below $1,000 due to redemptions. If you receive notice that your account will be redeemed, you may avoid the redemption by investing additional amounts in your account to bring the balance over $1,000. You will not be required to redeem your account that has fallen below $1,000 due to market fluctuations.

Frequent Trading Policy and Redemption Fee

The Fund is intended for long-term investors and not for those who wish to trade frequently in their shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and long-term shareholders. The Trust believes that frequent or excessive short-term trading activity by Fund shareholders may be detrimental to long-term shareholders because those activities may, among other things, (a) dilute the value of shares held by long-term shareholders, (b) cause the Fund to maintain a larger cash position than the Fund would otherwise need, (c) increase brokerage commissions and related costs and expenses (such as custody and administrative costs and expenses), and (d) incur additional tax liability. To protect against such activity, the Board of Trustees has adopted policies and procedures to curtail frequent or excessive short-term trading activity by Fund shareholders.

In accordance with this policy, if you redeem or exchange shares within 90 days of purchasing them, the Fund will charge a redemption fee of 1% of the amount redeemed. At the present time the Trust does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges in a given period, but reserves the right to impose such measures in the future. The Trust allows exchanges into any of the Funds in the Trust. The Trust reserves the right to modify, withdraw or impose certain limitations at any time with respect to the exchange privilege. The Trust reserves the right to modify the redemption fee to meet any regulatory requirements that may be imposed in the future.

The 1% redemption fee on shares redeemed (including exchanges) within 90 days of purchase is deducted from the redemption proceeds, is payable to the Fund and is intended to offset out-of-pocket administrative costs and portfolio transaction costs caused by short-term trading. To calculate the redemption fee, the Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. Subject to the advance approval of the Trust's chief compliance officer, the redemption fee may be waived on certain exempt transactions and accounts, including (1) shares redeemed due to death or disability of a shareholder; (2) transfer of assets within the same Fund; and (3) shares redeemed in omnibus accounts of a financial intermediary, such as a broker/dealer or retirement plan fiduciary, if those institutions have not yet implemented the system requirements necessary to monitor and assess the redemption fee on redemption and exchanges of Fund shares of participants in the omnibus accounts. The Trust expects that, over time, waivers with respect to these omnibus accounts will be eliminated as operating systems are improved to enable the assessment of the fee on shares held through these types of accounts. However, there can be no guarantee that this will occur.

Redeeming Through the Distributor, Authorized Broker-Dealers or Investment Professionals

If you hold Fund shares through a brokerage account, you must submit redemption requests to your account executive or Authorized Broker-Dealer, either in person, by telephone or by mail. As the Fund's agent, the Distributor or another Authorized Broker-Dealer may honor a redemption request by repurchasing Fund shares from you at the shares' net asset value next computed after the Distributor or Authorized Broker-Dealer receives your request. Under normal circumstances, redemption proceeds will be paid by check or credited to your brokerage account by the next Business Day. The Distributor and Authorized Broker-Dealers are responsible for promptly sending redemption requests to the Transfer Agent. You may also place redemption requests through an Investment Professional, who might charge a fee for this service.

Redeeming Through the Transfer Agent

REDEMPTION IN WRITING.  If you do not hold shares through a brokerage account and you wish to redeem shares, you may redeem your shares through the Transfer Agent by sending a written request directly to: The FBR Funds, c/o Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio  45201‑5354.  Include the following information in your redemption request:

  the name of the Fund and account number you are redeeming from;

  your name(s) and address as it appears on your account;

  the dollar amount or number of shares you wish to redeem;

  your signature(s) as it appears on your account registration; and

  a daytime telephone number.

Some circumstances require that your request to sell shares be made in writing accompanied by an original signature guarantee to help protect against fraud. We accept original signature guarantees from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (MSP). SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THESE PROGRAMS WILL NOT BE ACCEPTED.

Some of the circumstances requiring an original signature guarantee from one of the above programs include:

  Redemption proceeds that exceed $100,000

  Proceeds that are not being paid to the owner of record, including the transfer of assets

  Proceeds that are being sent to an address other than the address of record

  Proceeds to be paid by check to an address of record that has been changed within 30 days

  Proceeds being wired to bank instructions added to the account within the previous 30 days

We may require additional documentation of authority when a corporation, partnership, trust, fiduciary, executor or administrator requests a redemption. Contact the Transfer Agent for requirements.

REDEMPTION BY TELEPHONE/PAYMENT BY WIRE TRANSFER.  You may redeem shares by telephone if you elected this option on your initial Account Application. If you wish to add this privilege to your account, please call the Transfer Agent at 888.888.0025 for instructions. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

If you redeem shares by telephone, we will mail a check for the redemption proceeds to your registered address unless you have designated in your Account Application that redemption proceeds are to be sent by wire transfer to a specific checking or savings account. In that case, if we receive a telephone redemption request before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), we will wire the redemption proceeds to your bank account on the next day that a wire transfer can be effected. We charge a transaction fee of $10.00 for payments by wire. This fee may be waived for certain institutional accounts and broker/dealer accounts.  Your bank may also charge a fee for receiving the wire.

In order to protect your investment assets, the Fund will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Fund will not be liable, in those cases. The Fund has certain procedures to confirm that telephone instructions are genuine. Some of these procedures may include requiring personal identification; making checks payable only to the owner(s) of the account shown on the Fund's records; mailing checks only to the account address shown on the Fund's records; directing wires only to the bank account shown on the Fund's records; providing written confirmation for transactions requested by telephone and tape recording instructions received by telephone. The Fund reserves the right to refuse any transaction they believe to not be genuine.

Redemption In-Kind

The Fund reserves the right to make a "redemption in-kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

Automatic Withdrawal

The Fund has an automatic withdrawal program, which allows you to withdraw a specified dollar amount (minimum of $100) on either a monthly or quarterly basis. You must have a minimum account balance of $10,000 to enroll in the automatic withdrawal program. We will redeem shares in your account for this purpose. As with other redemptions, we will charge a 1% fee for shares held 90 days or less (see "Frequent Trading Policy and Redemption Fee"). You may obtain an application for automatic withdrawal from the Transfer Agent. If, as a result of your automatic withdrawals, your account falls below $1,000, it may be subject to the minimum account balance requirements. You may cancel the automatic withdrawal at any time. The Fund reserves the right to cancel the plan if, on two or more consecutive months, there has been insufficient shares in your account. The Fund may modify or terminate the automatic withdrawal program at any time.

SHAREHOLDER SERVICES

Tax-Sheltered Retirement Plans

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans, such as defined benefit and defined contribution plans. To determine which type of retirement plan is appropriate for you, please contact your tax advisor. For further information about Fund sponsored Traditional, Roth and SEP IRA plans, please call the Transfer Agent.

Exchange Privilege

You may exchange your shares of the Fund for shares of any of the following FBR Funds, which are described in other Prospectuses:

  FBR Large Cap Financial Fund
  FBR Small Cap Financial Fund
  FBR Small Cap Fund
  FBR Large Cap Technology Fund
  FBR Small Cap Technology Fund
  FBR Gas Utility Index Fund
  FBR Fund for Government Investors
  FBR Maryland Tax-Free Portfolio
  FBR Virginia Tax-Free Portfolio

You should obtain and read the current Prospectus of the FBR Fund you want to acquire in an exchange by calling 888.888.0025. Please note that proceeds of shares exchanged within 90 days of purchase will be subject to a 1% redemption fee (see "Frequent Trading Policy and Redemption Fee"). The FBR Fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The exchange privilege may be modified or withdrawn at any time and is subject to certain limitations.

If you wish to make an exchange, you may do so by sending a written request to the Transfer Agent. You will automatically be provided with telephone exchange privileges when you open your account, unless you indicate on the Account Application that you do not wish to use this privilege. You may add a telephone exchange feature to an existing account that previously did not provide for this option. If you wish to add this privilege to your account, please call the Transfer Agent at 888.888.0025 for instructions. Once this election has been made, you may simply contact the Transfer Agent at 888.888.0025 to request the exchange.

When you enact an exchange, a new account will be established with the exact registration and options as the account you are exchanging from unless you are exchanging into an existing account. If you want different options for the new account, you must specify this in writing, with all signatures guaranteed as described above. See "Redemption In Writing."

For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange (except for exchanges within retirement plans). You should consult your own tax adviser concerning the tax consequences of an exchange.

If an exchange is to a new account in a Fund, the dollar value of shares acquired must meet the Fund's minimum investment for a new account.  Any amount that remains in a Fund account after an exchange must not drop below the minimum account value required by the Funds.

OTHER IMPORTANT INVESTMENT INFORMATION

DISTRIBUTION FEES

The Fund has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act which allows the Fund to pay distribution fees for the sale and distribution of its shares. Under this plan, the Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays any dividends from its net investment income, if any, annually. The Fund distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after the end of the taxable year in which the gain is realized. The Fund may make additional distributions if necessary to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").

You may choose to have dividends and distributions of the Fund paid to you in cash or additional shares of the Fund. You should make this election on your Account Application but you may change your election by giving written notice to the Transfer Agent at any time prior to the record date for a particular dividend or distribution. If you do not choose otherwise, all dividends and distributions will be reinvested in the Fund paying the dividend and/or distribution.

If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAX CONSIDERATIONS

Investments in the Fund have tax consequences that you should consider.  This section briefly describes some of the more common federal tax consequences.  A more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund, is contained in the Statement of Additional Information.  You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions

You will generally have to pay federal income tax on all Fund distributions.  Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund.  Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.

Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains.  Dividend distributions and short-term capital gains generally will be taxed as ordinary income.  The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold.  It does not depend on how long you held your Fund shares.

Currently applicable tax provisions generally provide for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on corporate stock.  These rate reductions do not apply to corporate taxpayers or to foreign shareholders.  The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

  Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

  Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

  A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

  Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns.  Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.

The Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. federal income tax liability.

Taxes on Sales or Exchanges

If you sell shares of the Fund or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain.  Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange).  Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain.  If your tax basis in the shares exceeds your redemption proceeds, you will recognize a taxable loss on the sale of the shares of the Fund.

Other Considerations

If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete list of the Fund's portfolio holdings is publicly available on a monthly basis by the 10th business day of the following month on the Fund's website at www.fbrfunds.com and on a quarterly basis through applicable filings made with the SEC.  The Fund also makes available certain additional information regarding its portfolios (e.g. top‑10 holdings, asset allocation, sector breakdown) on its website on a quarterly basis by the 15th of the month following the calendar quarter-end.  A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio is provided in the Fund's SAI.

ADDITIONAL INFORMATION

THE FBR FUNDS

Additional information about the Fund is available free of charge, upon request, in the following forms:

■   Statement of Additional Information: additional information about the Fund's operations. The information presented in the Statement of Additional Information is incorporated by reference into this prospectus.

■   Annual Report: when available, will contain additional information on the Fund's investments and a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

■    Semi-Annual Report and Quarterly Reports: when available, will contain additional information on the Fund's investments.

To request a free copy of any of the materials described above, or to make other inquiries, contact us:

By telephone:       888.888.0025

By mail:                  The FBR Funds
                              FBR Equity Funds
                              P.O. Box 5354
                              Cincinnati, OH  45201‑5354

By e-mail:               funds@fbr.com

On the Internet:    www.fbrfunds.com

Information about the Fund (including the Fund's Statement of Additional Information) can also be reviewed and copied at the Securities Exchange Commission's ("Commission") Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202.942.8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File No. 811‑21503

THE FBR FUNDS

FBR Pegasus Fund

1001 Nineteenth Street North, Arlington, Virginia 22209

888.888.0025

STATEMENT OF ADDITIONAL INFORMATION

November 15, 2005

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus of the Fund dated November 15, 2005, as supplemented from time to time (the "Prospectus").   This SAI is incorporated by reference in its entirety into the Prospectus.  Copies of the SAI and Prospectus may be obtained at no charge by writing or calling the address or phone number shown above.

FUND ORGANIZATION

The FBR Funds (the "Trust") is an open-end management investment company organized as a statutory trust under the laws of Delaware. The Trust currently consists of ten series of units of beneficial interest ("shares"), one of which is the FBR Pegasus Fund ("Fund") described in this SAI.  The Fund is a non-diversified fund. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENTS AND RISKS

The following are the investment strategies and risks associated with investing in the Fund. The Fund's principal investment strategies are detailed in the Fund's Prospectus. The following paragraphs detail other investment strategies the Fund may pursue and the risks associated therewith.

Short-Term Debt Obligations. The Fund may invest in short-term instruments which may include high grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers' acceptances are instruments of the U.S. banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity.  Money market instruments may carry fixed, variable, or floating interest rates.  A security's credit may be enhanced by a bank, insurance company, or other entity.  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result. With respect to the Fund, there may be times when, in the opinion of the Adviser, adverse market conditions exist, and it believes that the return on certain money market type instruments would be more favorable than that obtainable through the Fund's normal investment program.  Accordingly, for temporary defensive purposes, the Fund may hold up to 100% of its total assets in cash and/or short-term obligations. To the extent that the Fund's assets are so invested, they will not be invested so as to meet its investment objective.

U.S. Treasury Securities.  U.S. Treasury securities are direct obligations of the U.S. Government and are backed by the full faith and credit of the U.S. Treasury.  U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.  Treasury Bills have maturities of one year or less.  Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Treasury securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation.

Government Agency Securities. Government agency securities, often called agencies, are indirect obligations of the U.S. government, and are issued by federal agencies and government-sponsored corporations under authority from Congress.  Government agency securities may be backed by the full faith and credit of the federal government, which is the case with Government National Mortgage Association and Small Business Administration certificates, but are more often issued or guaranteed by the sponsoring agency.  Examples of government agency securities include Export-Import Bank of the United States, the Federal Home Loan Banks, and the Federal Farm Credit System Banks.

Government-Sponsored Enterprises. Government-sponsored enterprises are characterized as being privately owned and publicly chartered.  These entities were created by the U.S. Government to help certain important sectors of the economy reduce their borrowing costs.  The U.S. Government does not directly back government-sponsored enterprise securities, although in some instances, government-sponsored enterprise securities may benefit from indirect support. Freddie Mac and Fannie Mae are examples of government-sponsored enterprise securities.

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Risks Associated with Investing in U.S. Government Securities. The U.S. Government is considered to be the best credit-rated issuer in the debt markets.

Since Treasury securities are direct obligations of the U.S. Government, there is minimal credit risk.  While most other government-sponsored securities are not direct obligations of the U.S. Government (although some are guaranteed by the U.S. Government), they also offer little credit risk.

However, another type of risk that may effect the Fund is market and/or interest rate risk.  For example, debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in market interest rates.  An increase in interest rates, therefore, would generally reduce the market value of any U.S. Government security held by the Fund, while a decline in interest rates would generally increase the market value of such investment.

Bank Money Market Instruments. Bank money markets are short-term obligations of depository institutions which provide high liquidity and a relatively risk-free way to earn interest on cash reserves.

Risks of Bank Money Market Instruments.  Bank deposits and CDs are insured to $100,000 per depositor by the Bank Insurance Fund and the Savings Association Insurance Fund, units of the Federal Deposit Insurance Corporation ("FDIC"), and by the National Credit Union Administration ("NCUA"). The FDIC and NCUA are federally sponsored agencies.

Repurchase Agreement.  A repurchase agreement is an agreement where the Fund acquires a debt security from a commercial bank or broker/dealer with the understanding that the Fund will sell the instrument back at an agreed-upon price and date (normally, the next business day). Essentially, a repurchase agreement may be considered a loan backed by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Fund.  In these transactions, the value of the securities acquired by the Fund (including accrued interest earned) must be greater than the value of the repurchase agreement itself.  The securities are held by the Fund's custodian bank until repurchased.

Reasons to Use Repurchase Agreements. The Fund may invest in repurchase agreements secured by securities issued or guaranteed by the U.S. Government, its agencies and government-sponsored enterprises: (i) for defensive purposes due to market conditions; or (ii) to generate income from the Fund's excess cash balances.  The Fund will only enter into repurchase agreements with member banks of the Federal Reserve system or primary dealers of U.S. Government securities.

Risks of Repurchase Agreements. The use of repurchase agreements involves certain risks.  For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss when the security is sold.

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If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund.  Consequently, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's investment adviser acknowledges these risks, it is expected that these risks can be controlled through monitoring procedures. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned in the repurchase agreement.

Reverse Repurchase Agreements.  The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions.  Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at the mutually agreed-upon date and price.  The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  Such assets will include U.S. Government securities or other liquid, high-grade debt securities.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

Foreign Investments.  The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") and securities purchased on foreign securities exchanges and over-the-counter.

Depositary receipts are not usually denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

Other permissible investments include: Eurodollar Certificates of Deposit ("ECDs"), which are U.S. Dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States; Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. Dollars and held in the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. Dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian Time Deposits ("CTDs"), which are U.S. Dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Such investments may subject the Funds to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

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Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. Dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Illiquid Investments and Restricted Securities. The Fund may invest up to 15% of its net assets in illiquid investments, including restricted securities which do not meet the criteria for liquidity established by the Trust's Board of Trustees.  Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board of Trustees monitors investments in illiquid instruments.  In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).  Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.

Also, the Adviser or the Sub-Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

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Restricted securities are securities which cannot be sold to the public without registration under the Securities Act of 1933. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.  The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a position of the staff of the Commission set forth in the adopting release for Rule 144A under the Securities Act of 1933 ("Rule144A"). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Trustees determine the liquidity of certain restricted securities, including Rule 144A securities and foreign securities.

The Trustees consider the following criteria in determining the liquidity of certain restricted securities: the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security and the number of other potential buyers; dealer undertakings to make a market in the security; and the nature of the security and the nature of the marketplace trades. The Trustees have delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities pursuant to the above criteria and guidelines adopted by the Trustees. The Trustees will continue to monitor and periodically review the Adviser's selection of Rule 144A securities as well as any determinations as to their liquidity.

Securities Lending. The Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. The Fund will limit its securities lending to 33 1/3% of total assets.

Risks of Securities Lending. The Fund will enter into securities lending and repurchase transactions only with nationally recognized brokers, banks, dealers or other financial institutions.  In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral.  However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

Borrowing.  The Fund may enter into commitments to purchase securities in accordance with their investment programs, including when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets measured at the time of borrowing.  Additionally, the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time when the loan is made.

Convertible Securities.  The Fund may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks.  The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible.  The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party.  Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security.  If the issuer chooses to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objectives.

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Asset-Backed Securities.  Asset-backed securities include pools of mortgages, loans, receivables or other assets.  Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.  The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

Mortgaged-Backed Securities.  The Fund may invest in securities that directly or indirectly represent participations in, or are collateralized by, payable from, mortgage loans secured by real property ("Mortgage-Backed Securities").

Mortgage-Backed Securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("Ginnie Mae") and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies.  Although certain Mortgage-Backed Securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.  If the Adviser or Sub-Adviser purchases a Mortgage-Backed Security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of a Mortgage-Backed Security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a Mortgage-Backed Security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the securities' return to the Fund.  In addition, regular payments received in respect of Mortgage-Backed Securities include both interest and principal.  No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue Mortgage-Backed Securities and among the securities that they issue.  Mortgage-Backed Securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. This guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-Backed Securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are guaranteed as to timely payment of the principal and interest by Fannie Mae.  Fannie Maes are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Mortgage-Backed Securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also knows as "Freddie Mac PC's").  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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The Fund may also invest in Mortgage-Backed Securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans ("CFOs" and "REMICs") and derivative multiple-class mortgage-backed securities ("Stripped Mortgage-Backed Securities" or "SMBSs").

Structured Securities.  Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets.  For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability.  If the structure does not perform as intended, adverse tax or investment consequences may result.  Neither the Internal Revenue Service ("IRS") nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities.  Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.  The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

Variable or Floating Rate Securities.  Variable or floating rate securities provide for periodic adjustments of the interest rate paid.  Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate.  Some variable or floating rate securities have put features.

Swap Agreements.  Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors.  Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.  Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser or Sub-Adviser determines it is consistent with a Fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another.  For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.  Caps and floors have an effect similar to buying or writing options.  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

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The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements.  If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities.  The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.  Indexed securities may be more volatile than the underlying instruments.

Stripped Securities.  The Fund may purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").  These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Fund.

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Zero Coupon Bonds.  The Fund may purchase zero coupon bonds.  Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments.  The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations.  This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, whose fluctuation increases the longer the period of maturity.  Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. federal income tax law requires the Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund.  To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities.  In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

Real Estate-Related Investments.  Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings.  Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer.  Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Lower-Rated Debt Securities.  The Fund may purchase lower-rated debt securities, commonly referred to as "junk bonds" (those rated below the fourth highest grade by a nationally recognized statistical ratings organization ("NRSRO") and non-rated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default.  These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay.  The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring.  Past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services.  Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available.  Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.

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Since the risk of default is higher for lower-rated debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund.  In considering investments for the Fund, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.  The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Loans and Other Debt Instruments.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Foreign Currency Transactions.  The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  The Fund will convert currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts for any purpose consistent with its investment objective.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.  The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. Dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. Dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received.  This technique is sometimes referred to as a "settlement hedge" or "transaction hedge."  The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

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The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Euro, it could enter into a forward contract to sell Euro in return for U.S. Dollars to hedge against possible declines in the Euro's value.  Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro.  This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. Dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. Dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in Euro, the Fund could enter into forward contracts to sell Euro and purchase Japanese Yen.  This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Commission guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts.  As required by Commission guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative.  The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Adviser's skill in analyzing and predicting currency values.  Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as anticipated.  For example, if a currency's value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for U.S. Dollars, the Fund would be unable to participate in the currency's appreciation.

If the Fund hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

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Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities.  When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund's ability to effectively utilize futures trading depends on several factors.  First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.  Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Restrictions on the Use of Futures Contracts.  The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.  In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed one third of the Fund's total assets.  Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

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The Trust, on behalf of the Fund, has undertaken to restrict its futures contract trading as follows: first, the Fund will not engage in transactions in futures contracts for speculative purposes; second, the Fund will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, the Fund will disclose to all prospective shareholders the purpose of and limitations on its commodity futures trading; and fourth, the Fund will submit to the CFTC special calls for information.  Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).  However, segregation of assets is not required if the Fund "covers" a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  When the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which the Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

Risk Factors in Future Transactions.  Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

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The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are only for hedging purposes, it is expected that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged.  It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Options.  The Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. The income earned by the Fund in connection with options transactions, such as premium income, may be taxed at ordinary tax rates rather than at the tax rates applicable to long-term capital gains.

Covered Call Options.  The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

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Covered Put Options.  The Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

The Fund may terminate a put option that it has written before it expires by a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options.  The Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may also purchase put and call options to attempt to enhance its current return.

Options on Foreign Securities.  The Fund may purchase and sell options on foreign securities if the Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the U.S.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

Risks Involved in the Sale of Options.  Options transactions involve certain risks, including the risks that the Adviser will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations.  The successful use of these strategies depends on the ability of the Adviser to forecast market and interest rate movements correctly.

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An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Adviser believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options.  The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert.  It is possible that the Trust and other clients of the Adviser may be considered such a group.  These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction.  For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Fund's use of options.

Special Expiration Price Options.  The Fund may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Fund in effect may create a custom index relating to a particular industry or sector that the Adviser believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce the Fund's profits if the special expiration price options are exercised.  The Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

LEAPS.  The Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs").  LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount.  The Fund will not purchase these options with respect to more than 25% of the value of its net assets.

LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities.  A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price.  However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

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Short Sales.  The Fund may seek to hedge investments or realize additional gains through the use of short sales.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

Investment Company Securities.  The Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Investment companies include other open-end investment companies, closed-end investment companies, and unit investment trusts, all of which are professionally managed portfolios. As a shareholder of another investment company, the Fund would bear along with other shareholders, its pro rata portion of the investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund incurs directly in connection with their own operations. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market. The Fund may purchase shares of an exchange-traded fund ("ETF"), which is registered with the SEC as either an open-end investment company or a unit investment trust. An ETF is a type of investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index.

When-Issued Securities.  The Fund may purchase securities on a when-issued or delayed delivery basis.  These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment.  Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt.  The Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage.  In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

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Rights and Warrants.  The Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration.  Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Mid-Cap and Small-Cap Companies. Investing in the securities of mid-cap and small-cap companies generally involves greater risk than investing in larger, more established companies. Securities of mid-cap and small-cap companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets or financial resources and may lack management depth.  Among other things, the prices of securities of mid-cap and small-cap companies generally are more volatile than those of larger companies; the securities of mid-cap and small-cap companies generally are less liquid; and are more likely to be adversely affected by poor economic or market conditions. Small-cap companies may also be undervalued because few, if any, investment researchers regularly follow them.

Securities of mid-cap and small-cap companies usually have more limited marketability. Because such companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without unfavorable impact on prevailing prices. Additionally, mid-cap and small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and typically there is less publicly available information concerning smaller companies than for larger, more established companies.

Although investing in securities of mid-cap and small-cap companies offers potential above-average returns if the companies are successful, there is a risk that the companies will not succeed and the prices of the companies' shares could significantly decline in value. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, mid-cap and small-cap stocks may, to a degree, fluctuate independently of larger-cap stocks, i.e., mid-cap and/or small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Mid-cap and small-cap companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment limitations are fundamental with respect to the Fund and may not be changed without prior approval of a majority of the Fund's outstanding voting shares.  As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

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The Fund may not:

1.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3.

Issue any senior security as defined in the 1940 Act, except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

4.

Borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 33 1/3% of the value of the Fund's total assets at the time of borrowing or such other percentage permitted by law.

5.

Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6.

Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities.

7.

With respect to 50% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

8.

Purchase the securities of any issuer if, as a result, more than 25% of the total assets would be invested in the securities of one or more conducting their principal business activities in the same industry.

These limitations do not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

Non-Fundamental Restrictions of the Fund

The following restrictions with respect to the Fund are not fundamental and may be changed by the Board of Trustees without the approval of shareholders:

1.

The Fund will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under the 1933 Act  ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. The Adviser or the Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

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2.

The Fund will not purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.

The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies, as defined by the 1940 Act.

General.  The policies and limitations listed above supplement those set forth in the Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.  If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

VALUATION OF PORTFOLIO SECURITIES

Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.  Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes.  Bid price is used when no asked price is available.  Short-term investments are carried at amortized cost, which approximates value.  Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees.  Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value ("NAV") of the Fund's shares.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees.  The Board of Trustees will review the method of valuation on a current basis.  In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased.  This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities.  Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost.  Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

Determination of Net Asset Value.  The Fund's NAV is determined as of the end of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on days the NYSE is open for business.  In computing the Fund's NAV, all liabilities incurred or accrued are deducted from net assets.  The resulting net assets are divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return.  Under rules adopted by the Securities and Exchange Commission (the "SEC"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

 P (1+T)n = ERV

Where:	P = T = n = ERV=	a hypothetical initial payment of $1,000.
average annual total return.
number of years.
ending redeemable value of a hypothetical $1,000 payment made at the beginning of the
1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund.  In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period.  Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.  For example, in comparing the total return of the Fund with data published by Lipper Analytical Services, Inc., or with the performance of the Lehman Brothers Intermediate Government, Lehman Brothers U.S. Government Bond, or Lehman Brothers Long Treasury Bond Indexes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in the Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.  Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under rules adopted by the SEC.

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Since the Fund had not commenced operations as of the date of this SAI, no performance information is available.

Average Annual Total Return After Taxes on Distributions Quotations

The Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions.  This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

ATVD
Average Annual Total Return After Taxes =	[_______ to the 1/nth power ‑1]
(after taxes on distributions and redemption)	P

Where: P =	a hypothetical initial payment of $1,000.
n =	number of years.
ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

Average Annual Total Return After Taxes on Distributions and Redemption Quotations

The Fund computes its average annual total return after taxes on distributions and redemption by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemption.  This is done by dividing the ending redeemable value after taxes on fund distributions and redemption of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

ATVDR
Average Annual Total Return After Taxes =	[_______ to the 1/nth power ‑1]
(after taxes on distributions and redemption)	P

Where: P =	a hypothetical initial payment of $1,000.
n =	number of years.
ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

22

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares may be purchased or redeemed through FBR Investment Services, Inc., ("FBR Services" or "Distributor") account executives, other authorized dealers or directly through the Trust's sub-transfer agent Integrated Fund Services, Inc. ("Integrated"), P.O. Box 5354, Cincinnati, Ohio 45201‑5354 . The minimum initial investment for each Fund is $2,000. The minimum initial investment for Individual Retirement Accounts ("IRAs"), or pension, profit-sharing or other employee benefit plans is $1,000. There is no subsequent minimum investment requirement. Shares may be purchased at a price equal to their next determined NAV. The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Redemption In-Kind.  Although the Fund intends to redeem shares in cash, the Fund reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund.  To the extent available, such securities will be readily marketable.  Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Trustees determine to be fair and equitable.  The Fund has elected to be governed by Rule 18f‑1 of the 1940 Act under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. A shareholder will incur brokerage costs in disposing of securities acquired when the redemption price is paid in whole or in part by a distribution of securities.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect Fund shareholders.

DIVIDENDS AND DISTRIBUTIONS

Fund ordinarily declares and pays dividends from its net investment income annually. The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The amount of distributions may vary from time to time depending on market conditions and the composition of the Fund's portfolio.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund.

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TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning.  This discussion is based upon present provisions of the Internal Revenue Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to elect and qualify annually to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund's generally exempt from Federal income tax on its net investment income and realized capital gains which it distributes to its shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year ("Distribution Requirement") and satisfies certain other requirements of the Internal Revenue Code that are described below.  Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain publicly traded partnerships or from other income derived with respect to its business of investing in such stock, securities, or currencies ("Income Requirement").

In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trade or business or in certain publicly traded partnerships.

Distributions of net investment income received by the Fund from investments in debt securities and any net realized short-term capital gains distributed by the Fund, including any short-term capital gains derived from transactions in options or other hedging transactions (as discussed below), will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations.

The Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year.  Such gain is designated and distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares.  The Fund expects that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends-received deduction for corporations.

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In the case of corporate shareholders, distributions of the Fund for any taxable year generally qualify for the dividends-received deduction to the extent of the gross amount of "qualifying dividends" received by the Fund for the year and if certain holding period requirements are met.  Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

Tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from funds investing primarily in bonds and other debt instruments will not generally qualify for the lower rates.  Further, because many companies in which the Fund invests do not pay significant dividends on their stock, the Fund may not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.  In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends-received deduction in the case of corporate shareholders to the extent of the Fund's current and accumulated earnings and profits.

Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Fund each year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Internal Revenue Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years.  A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Funds during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are made.  To prevent application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

The Fund will be required in certain cases to withhold and remit to the United States Treasury at the current rate of 28% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he or she is not subject to backup withholding or that he or she is an "exempt recipient."

Disposition of Shares.  Upon the redemption or sale of shares of the Fund, a shareholder generally may realize a capital gain or loss depending upon his or her basis in the shares.  Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares.  Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on the disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares and treated as long-term capital gains.

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Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Financial Instruments.  Special rules govern the Federal income tax treatment of financial instruments that may be held by the Fund. These rules may have a particular impact on the amount of income or gain that the Fund must distribute to its shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement, all described above.

Original Issue Discount.  The Fund may purchase debt securities with original issue discount.  Original issue discount represents the difference between the original price of the debt instrument and the stated redemption price at maturity.  Original issue discount is required to be accreted on a daily basis and is considered interest income for tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Market Discount.  The Fund may purchase debt securities at a discount in excess of the original issue discount to the stated redemption price maturity (for debt securities without original issue discount), and this discount is called market discount.  If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it.  In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income.  In general the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period.

Hedging Transactions.  The taxation of equity options and over-the-counter options on debt securities is governed by Internal Revenue Code Section 1234. Pursuant to Internal Revenue Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt.  If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss.  Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked to market" (that is, treated as sold at fair market value), with the result that unrealized gains or losses are treated as though they were realized.

Generally, hedging transactions, if any, undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear.  Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles.  If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made.  The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, and may defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be more than or less than the distributions of the Fund that did not engage in such hedging transactions.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures or forward contracts.

Constructive Sales.  IRS rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale would depend upon the Fund's holding period in the property.  Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Internal Revenue Code.

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Foreign Shareholders.  The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein.  Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.  Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

Other Taxation.  The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates).  Distributions by the Fund and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment.  Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 28% (or at a lower rate under a tax treaty).  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TRUSTEES AND OFFICERS

Board of Trustees.  Overall responsibility for management of the Trust rests with the Board of Trustees ("Trustees" or "Board"). Subject to the Trust's Trust Instrument, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the appointment and removal of the Trust's officers. There are currently five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

Information about the Trustees of the Trust is included in the following table. The address for each Trustee is 4922 Fairmont Avenue, Bethesda, MD 20814.

Name, Address and Age	Term of Office* and Length of Time Served**	Principal Occupation During Past 5 Years	Portfolios Overseen in the Trust and Fund Complex***	Other Directorships
Independent Trustees
F. David Fowler, 72	Since May 1997; Chairman Since September 2003	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992‑1997.	10	MicroStrategy, Inc.

Michael A. Willner, 49	Since May 1997	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000.	10	AlphaGrip, Inc.

Name, Address and Age	Term of Office* and Length of Time Served**	Principal Occupation During Past 5 Years	Portfolios Overseen in the Trust and Fund Complex***	Other Directorships

Larry R. Levitan, 64	Since September 2003	Retired; Oversight Board, Internal Revenue Service, September 2000 to present.	10	Choice Hotels International, Inc.

Charles O. Heller, 69	Since September 2003	Managing Director, Beacon Global Private Equity (venture capital firm), since 2003; Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000‑2003.	10	Walden University

Interested Trustee+
David Ellison, 47+ 100 Federal Street Boston, MA 02110	Since September 2003	Director, CEO, CIO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager, FBR Family of Funds since October 1996; and President Money Management Advisers, Inc., April 2001 - March 2002.	10

*          Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board.

**        Length of time served is measured from the earliest date of service as a Trustee of any of the Funds or the Predecessor Funds.

***      The "Fund Complex" consists of all mutual funds advised by Friedman, Billings Ramsey Group, Inc., ("FBR Group") and its affiliate advisers.

+          Mr. Ellison is considered to be an "Interested Trustee" of the Trust due to his position with FBR Fund Advisers.

The Trustees presently have an Audit Committee, a Valuation Committee, and a Nominating Committee, each of which are comprised of all of the Independent Trustees of the Trust: Messrs. Heller, Levitan, Willner and Fowler.  The function of the Audit Committee is to recommend independent auditors, pre‑approve audit and certain non-audit services to be provided by the independent auditors to the Fund, and review and report on accounting and financial matters. The Board has adopted a written charter for the Audit Committee. The function of the Valuation Committee is to determine and monitor the value of the Fund's assets pursuant to the Trust's Valuation Procedures. The function of the Nominating Committee is to nominate persons to serve as Independent Trustees and to serve on committees of the Board. The Board does not have a policy related to considering nominees recommended by shareholders. There were no meetings of the Valuation or Nominating Committees during its most recent fiscal year end. The Audit Committee met twice.

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Remuneration of Certain Trustees and Executive Officers.  Each Independent Trustee receives an annual retainer of $14,000 and a fee of $2,250 for each regular meeting and $1,000 for each committee meeting attended, plus expenses, and $1,125 for each telephonic meeting attended. The Chairman receives a fee of $1,000 for each meeting attended. Officers of the Fund and Trustees who are interested persons of the Fund (if any) do not receive any compensation from the Fund or any other funds managed by the Adviser. The following table sets forth information regarding compensation of Independent Trustees by the Trust for the fiscal year ended October 31, 2004.

Compensation Table

Name of Trustee	Aggregate Compensation from Trust*	Estimated Annual Benefits Upon Retirement	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Trustees**
F. David Fowler +	$ 36,517	N/A	N/A	$ 36,695
Michael A. Willner	$ 30,144	N/A	N/A	$ 30,322
Larry Levitan	$ 16,125	N/A	N/A	$ 16,125
Charles O. Heller	$ 21,625	N/A	N/A	$ 21,625
David Ellison	None	None	None	None

*          Amounts provided for the Trust include any payments to a Trustee when such Trustee was a Trustee of the Predecessor Funds.

**        "Fund Complex" consists of all mutual funds advised by Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and its affiliate advisers.

+          Mr. Fowler serves as the Chairman of the Board.

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows:

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Name, Address and Age	Position(s) Held With the Trust, Length of Time Served* and Term of Office**	Principal Occupation During Past 5 Years
David H. Ellison, 47 100 Federal Street Boston, MA 02110	President, Since June 2001 and Trustee, Since September 2003

Director, CEO, CIO and President, FBR Fund Advisers, Inc. since December 1999; Portfolio Manager, FBR Family of Funds since October 1996. President, Money Management Associates, L.P., April 2001-March 2002.

Winsor H. Aylesworth, 57 100 Federal Street Boston, MA 02110	Executive Vice President Since January 1999	Executive Vice President and Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Vice President, Money Management Associates, L.P., April 2001-March 2002.
Bart Sanders, 40 4922 Fairmont Avenue Bethesda, MD 20814	Executive Vice President Since December 1999

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999.  Head Trader for FBR Fund Advisers,  Inc., since January 1997; and Vice President, Money Management Associates,  L.P. April 2001-March 2002.

William E. Vastardis, 49 26 W. 17th Street Suite 601 New York, NY 10011	Chief Compliance Officer Since October 2004

Co-Chief Executive Officer, EOS Compliance Services LLC since June 2004; President and founder, EOS Fund Services LLC since August 2003; Managing Director of Investors Capital Services, Inc. (affiliate of Investors Bank & Trust Company) from May 1998 through July 2003.

Susan L. Silva, 38 4922 Fairmont Avenue Bethesda, MD 20814	Treasurer Since July 2002

Vice President, Mutual Fund Services, FBR National Trust Company since July 2002; Assistant Vice President, Fund Accounting, FBR National Trust Company since January 2001; Treasurer of FBR Funds since July 2002. Employee of FBR National Trust Company since January 2000. Vice President and Treasurer of Money Management Advisers, Inc. since July 2002.

Kimberly J. Ochterski, 31 4922 Fairmont Avenue Bethesda, MD 20814	Secretary Since July 2003

Secretary of FBR Funds since July 2003.  Vice President, Secretary and Chief Compliance Officer of Money Management Advisers, Inc. since November 2003 Employee of FBR National Trust Company since August 1998, serving in various capacities, including Assistant Vice President, Transfer Agent Operations Manager and Fund Accounting Supervisor.

*          Length of time served is measured from the earliest date of service as an Officer of any of the Funds or the Predecessor Funds.

**        The Trust's President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other officers of the Trust serve at the pleasure of the Trustees.

As of October 31, 2005, the Trustees and officers of the Trust, as a group, owned approximately less than 1% of the Fund.

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Trustees' Ownership of Fund Shares as of December 31, 2004

Trustee	Aggregate Dollar Range of Equity Securities Owned of the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
F. David Fowler	None	Over $100,000
Michael A. Willner	None	$10,001 - $50,000
Larry Levitan	None	Over $100,000
Charles O. Heller	None	Over $100,000
David Ellison	None	Over $100,000

*    "Family of Investment Companies" consists of all mutual funds advised by Friedman, Billings, Ramsey Group, Inc. ("FBR Group") and its affiliate advisers.

TRUST MANAGEMENT AND ADMINISTRATION

Investment Adviser.  FBR Fund Advisers, Inc. ("Adviser"), located at 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the investment adviser to the Fund.

The Adviser oversees the investment of the Fund's assets, subject at all times to the supervision of the Trustees of the Fund.  The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of the Fund's investments.

The Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser is a subsidiary of Friedman, Billings, Ramsey Group, Inc. ("FBR Group"), a financial services holding company.  As of September 30, 2005, the Adviser and its asset management affiliates manage approximately $2.8 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships. As of September 30, 2005, the Adviser managed approximately $1.7 billion of net assets on behalf of the Funds it advises.

The Investment Advisory Agreement.  The Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund (the "Investment Advisory Agreement") provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of a Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

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The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser.  The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered the Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under common control with FBR Group as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For its services, the Adviser receives a fee at an annual rate based on the Fund's net assets as follows:

Fund	Rate
FBR Pegasus Fund	0.90%

Since the Fund had not commenced operations as of the date of this SAI, no information regarding fees paid to the Adviser pursuant to the Advisory Agreement is available.

Board Approval of the Advisory Agreement.  In accordance with the 1940 Act, the Board of Trustees is required to consider the initial approval of the Fund's Investment Advisory Agreement with the Adviser, and this must take place at an in-person meeting of the Board called for such purpose.  The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the adoption of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.  Accordingly, in determining whether to approve the Investment Advisory Agreement, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board's consideration.  The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the approval of the Agreement.

The Board of Trustees considered the adoption of the Investment Advisory Agreement at their in-person meeting held on July 25, 2005.  At this meeting the Board engaged in a thorough review process in connection with determining whether or not to adopt the Investment Advisory Agreement.  The Board met during the meeting with representatives of the Adviser and reviewed various factors with them concerning the proposed approval of the Investment Advisory Agreement.  The Board members first considered the proposed investment objective of the Fund and they met with the proposed portfolio managers and considered and discussed the investment strategies intended to be used for the Fund, the types of investments to be made and other related portfolio investment matters.  The Board reviewed the proposed compensation arrangements for the portfolio managers and they discussed the background and experience of the portfolio managers, noting their relevant experience with managing other equity funds in the Trust.  The Board took note of the fact that the performance results achieved by the Adviser and the portfolio managers for the other funds in the Trust, on both a short-term basis and on a longer-term basis, was favorable on a comparative basis and that the Adviser produced these results in a manner consistent with the stated investment objectives and policies of each of these other Funds.  The Board took note of the fact that the portfolio managers would be permitted to do portfolio trades through an affiliated broker-dealer of the Adviser in accordance with Rule 17e-1 of the 1940 Act and it was noted that such trading would be conducted in accordance with the Trust's Rule 17e-1 Procedures which apply to portfolio brokerage transactions with affiliated entities and require that any commissions paid to the affiliate are fair and reasonable.  The Board members also discussed with the proposed portfolio managers their best execution practices and they discussed the fact that the Adviser does not maintain any express arrangements to direct portfolio trades in connection with soft dollar transactions.  The Board then reviewed the Adviser's plans for the proposed distribution of the Fund's shares, noting that the Fund would have a plan of distribution in accordance with Rule 12b-1 under the 1940 Act pursuant to which the Fund's distributor, FBR Investment Services, Inc. an affiliate of the Adviser, would be eligible to receive certain distribution related compensation, and the Board noted the distributor's successful efforts in connection with the distribution of the other Funds in the Trust.

The Board next considered the proposed fees and expenses of the Fund.  The Board had requested and the Adviser had provided the Board with information and data regarding the proposed fees and expenses of the Fund and comparative fee information regarding other similar funds.  In considering the investment advisory fees applicable to the Fund, the Board discussed with representatives of the Adviser their reasons for assessing the applicable fees in connection with the Fund, and the Board considered and discussed the fees charged by similar funds. The Board also reviewed the terms and conditions of the proposed Expense Limitation Agreement for the Fund which is intended to limit the total operating expenses of the Fund during its initial year of operations.

The Board also took note of the relationship between the Adviser and the other Funds in the Trust and the efforts that have been undertaken by the Adviser to foster the growth and development of the Funds in the Trust since the inception of each of the Funds and their plans for the continued growth of each of those Funds as well as the proposed Fund.  They noted the range of investment advisory services provided by the Adviser to the Funds and the level and quality of these services.  The Board also reviewed financial information concerning the Adviser, noting the overall profitability of the Adviser, which was found to be consistent with industry standards, and the financial soundness of the Adviser was also noted.

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In reaching their conclusion with respect to the adoption of the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process.  The Board did, however, identify the overall favorable investment performance of the proposed portfolio managers in managing equity oriented funds, the commitment of the Adviser to the successful operation of the other Funds in the Trust and the proposed Fund, and the level of proposed expenses of the Fund and the Adviser's implementation of the Expense Limitation Agreement, as being important elements of their consideration.  Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are fair and reasonable and the Board voted to approve the Investment Advisory Agreement as presented.

Distributor.  FBR Investment Services, Inc. (the "Distributor"), located at 4922 Fairmont Avenue, Bethesda, Maryland 20814, is an affiliate of the Adviser and serves as principal underwriter and distributor of the Fund's shares pursuant to an agreement with the Trust which is renewable annually.  The Distributor promotes and sells shares of the Fund on a continuous, best efforts basis.

Distribution Plan.   The Trust's Board of Trustees has adopted a plan on behalf of the Fund pursuant to Rule 12b‑1 under the 1940 Act (the "Plan").  Pursuant to the Plan, the Fund pays the Distributor a fee for distributing Fund shares at the annual rate of 0.25% of the average daily net assets of the Fund shares for which it is the distributor of record. Under the Plan, the Distributor may pay third parties in respect of these services such amount as it may determine.  The fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.  The Trust understands that these third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts.  These fees would be in addition to any amounts which may be received by them from the Distributor under the Plan.

Distribution fees may be used by the Distributor for: (a) costs of printing and distributing the Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to the Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of the Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Fund's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee; and (f) any other  expense primarily intended to result in the sale of the Fund's shares, including, without limitation, payments to salesmen and selling dealers who have entered into selected dealer agreements with the Distributor, at the time of the sale of shares, if applicable, and continuing fees to each such salesmen and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

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In approving the Plan in accordance with the requirements of Rule 12b‑1 under the 1940 Act, the Trustees (including the independent Trustees, being Trustees who are not "interested persons," as defined by the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the shareholders.  The Plan will continue in effect as to the Fund from year to year if specifically approved annually (a) by the majority of the Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the independent Trustees.  While the Plan remains in effect, the Trust shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board and by the Independent Trustees cast in person at a meeting called specifically for that purpose.  While the Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office.

Since the Fund had not commenced operations as of the date of this SAI, no information regarding payments by the Fund under the Plan is available.

Fund Administration. Under a separate written Administrative Services Agreement ("Agreement"), FBR Fund Advisers, Inc. provides day-to-day administrative services to the Fund including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Fund's registration statements. Pursuant to the Agreement, the Adviser receives a fee of 0.06% of the first $2 billion of average daily net assets of the Fund, 0.05% of the next $1 billion of average daily net assets of the Fund and 0.035% of the Fund's average daily net assets in excess of $3 billion. The Adviser also provides the Fund with office space, facilities and business equipment and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates all personnel, Officers, and Trustees of the Fund if such persons are employees of the adviser or administrator.

Since the Fund had not commenced operations as of the date of this SAI, no information regarding fees paid to the Adviser pursuant to the Administrative Services Agreement is available.

Custodian. FBR National Trust Company ("FBRNTC"), 4922 Fairmont Avenue, Bethesda, MD 20814, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.  Pursuant to the Custody Agreement, FBRNTC receives a fee of paid monthly on average daily net assets of the Fund based on the following schedule:

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First $250 Million - 0.01$%;
Next $500 Million - 0.009%;
Next $750 Million - 0.0085%;
over $1.5 Billion - 0.0075%.

FBRNTC also receives a fee per transaction based on the following schedule:

DTC domestic book entry security transaction - $10;
Principal and Interest Payment - $25;
Fed Security Transaction - $10;
Physical transaction - $5;
Futures and Options Transaction - $25;
Security Loan Transaction -$50;
Interest and Dividend Payments - $1;
Repurchase Agreements - $5.

Since the Fund had not commenced operations as of the date of this SAI, no information regarding fees paid to the FBR National Trust Company pursuant to the Custody Agreement is available.

Transfer Agent and Fund Accountant. Integrated Fund Services, Inc. ("Integrated"), 300 Broadway Suite 1100, Cincinnati, OH 45202, acts as the Fund's transfer agent and fund accountant. In its capacity as transfer agent, Integrated maintains the records of each shareholder's account, answers shareholder inquires concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In its capacity as fund accountant, Integrated is responsible for calculating the daily net asset value of the Fund in accordance with the Fund's current prospectus and statement of additional information and maintains the general ledger for the Fund and records all income, expenses, capital share activity and security transactions.

Chief Compliance Officer. The Trust has contracted with EOS Compliance Services LLC ("EOS") to provide the services of William E. Vastardis to serve in the capacity of Chief Compliance Officer of the Trust under Rule 38a‑1. For these services, the Trust pays fees on a monthly basis, plus any out of pocket expenses. The Fund pays a portion of the fees based on average net assets and number of funds in the Trust.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Portfolio Transactions.    Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions.  Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price.  While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to broker-dealers is determined by the Adviser, as applicable, in its best judgment and in a manner deemed fair and reasonable to shareholders.   The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by a  Fund.  Such information may be useful to the Adviser in serving both the Trust and other advisory clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

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In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser or its affiliates exercise investment discretion.  The Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund.  Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other advisory clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

In accordance with procedures adopted by the Board, the Fund may place portfolio transactions with broker-dealers who sell fund shares only if such brokerage is not direct or indirect compensation for the promotion or sale of shares of the Fund or any other investment company.

The Trustees have authorized the allocation of brokerage to Friedman, Billings, Ramsey & Co., Inc. ("FBR & Co."), an affiliated broker-dealer, to effect portfolio transactions on an agency basis.  The Trustees have adopted procedures incorporating the standards of Rule 17e‑1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."  At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

Investment decisions for the Fund are made independently from those made for the other Funds of the Trust or any other investment company or account managed by the Adviser.  Such other funds, investment companies or accounts may also invest in the same securities in which the Fund invests.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another advisory client, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other advisory client.  In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other Funds of the Trust or for other advisory clients in order to obtain best execution.  In making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or affiliates, and, in dealing with commercial customers, the Adviser or its affiliates or will not inquire or take into consideration whether securities of such customers are held by the Trust.

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Since the Fund had not commenced operations as of the date of this SAI, no information regarding brokerage commissions is available.

FINANCIAL STATEMENTS

Financial statements are not available for the Fund because it had not commenced operations as of the date of this SAI.

DESCRIPTION OF SHARES

The Trust is a Delaware statutory trust formed on September 26, 2003.  The Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently is authorized to issue ten series of shares, which represent interests in FBR Pegasus Fund, FBR Large Cap Financial Fund, the FBR Small Cap Financial Fund, the FBR Small Cap Fund, the FBR Large Cap Technology Fund, the FBR Small Cap Technology Fund, the FBR Gas Utility Index Fund, the FBR Fund for Government Investors, the FBR Tax Free Maryland Portfolio and the FBR Tax Free Virginia Portfolio.  The Trust's Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the Prospectus and this SAI, the Trust's shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds of the Trust, of any general assets not belonging to any particular Fund which are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote.  On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (Funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except: (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine).  There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.  In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Trust.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

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Rule 18f‑2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will not be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.  Under Rule 18f‑2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f‑2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Delaware Trust Instrument also provides for indemnification out of the Trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of a Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Fund's portfolio securities ("Disclosure Procedures").  On a monthly basis, the Fund discloses on the Trust's website, www.fbrfunds.com, the Fund's entire portfolio holdings, including a description of each security and the percentage such security represents of the Fund's total market value as of that date. The information will be available by the 10th business day following the month-end and shall remain on the website until the next month's information is made publicly available. The Fund also makes available certain additional information regarding its portfolios (e.g. top‑10 holdings, asset allocation, sector breakdown) on their website on a quarterly basis by the 15th of the month following the calendar quarter-end.  A complete list of the Fund's portfolio holdings is also publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.

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As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (such as the Fund's custodian, fund accountants, investment adviser and sub-advisers, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality, and (2) pursuant to enumerated exception that serve a legitimate business purposes. These exceptions include (1) disclosure of portfolio holdings only after such information has been publicly disclosed, as provided in the previous paragraph, and (2) to third-party vendors such as Morningstar and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) signs a written confidentiality agreement.  The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

Any exceptions to the policies and procedures may only be made consent of the Trust's chief compliance officer and will be reported to the Board at the Board's next regularly scheduled meeting.

PROXY VOTING POLICIES AND PROCEDURES

The Board of the Fund has approved proxy voting policies and procedures for the Fund that delegate the authority to vote proxies related to Fund portfolio securities to the Adviser. The Adviser's proxy voting policies and procedures address the responsibility of the Adviser to ensure that proxies received for portfolio securities held by the Fund are voted in the best interest of the Fund, including in those situations involving a conflict of interest between the Fund on the one hand, and the Adviser, Distributor, and certain of their affiliated persons on the other.  Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Investment Advisers Act of 1940, as well as the investment adviser's fiduciary duties under the federal and state law to act in the best interest of its clients.

Voting Proxies.  Proxies solicited for items of business with respect to issuers whose voting securities are owned by the Fund must be voted in the best interests of the Fund. Proxies are voted on a case-by-case basis in the best economic interest of the client or shareholder taking into consideration all relevant contractual obligations and other circumstances at the time of the vote.  Proxies are also voted with the objective of fostering good corporate governance practices, including the fair and equal treatment of shareholders together with the reasonable disclosure of company policies, activities and returns. The Adviser may abstain from voting a client proxy when the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant; or when the cost of voting the proxies outweighs the benefits, e.g., when voting certain non-U.S. securities.

Conflicts of Interest.  The Adviser generally insulates itself from conflicts of interests between the Fund and itself, the Fund's Distributor and/or certain affiliated persons of the Adviser or Distributor by voting proxies in accordance with the Adviser's proxy voting policies and procedures. Where a conflict of interest arises, the Adviser may pursue one of the following courses of action: (1) convene an ad-hoc committee to assess and resolve the conflict; (2) vote in accordance with the instructions of a client or shareholder after providing notice to that client or shareholder of the conflict; (3) vote the proxy in accordance with the recommendation of an independent third-party service provider; or (4) delegate the vote to an independent third-party service provider.  The Board of Trustees of the Fund has appointed a committee of the Board for the purpose of providing the Fund's consent to vote in matters where the Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote or for other reasons.

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The Advisor delegates the responsibility to exercise voting authority with respect to securities held in portfolios for which the Advisor has retained one or more Sub-Advisors to those Sub-Advisors in accordance with each applicable Sub-Advisor Proxy Voting Policy.  Each Portfolio Manager of the Advisor and/or Proxy Designate (a representative designated by the Portfolio Manager to vote proxies) is encouraged to own shares in the fund over which he oversees the proxy process as to align his voting interest with other fund shareholders. The Portfolio Manager and/or Proxy Designate is required to review each proxy issue and make a voting decision in a timely manner that, in his/her best judgment, is in the best interests of the client.

The Fund will file with the SEC its proxy voting record on Form N-PX for the 12-month period ended June 30, 2006.  Form N-PX must be filed by the Fund each year by August 31.  Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 888.888.0025 or the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO MANAGERS

Portfolio Managers.  David Ellison, Winsor H. Aylesworth, Robert Barringer and Ryan Kelley are the portfolio managers of the Fund.  The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of September 30, 2005:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)*	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)*	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
David Ellison	3	529	2	101	0	0	630
Robert Barringer	1	2	0	0	0	0	2
Winsor. Aylesworth	2	340	0	0	0	0	340
Ryan Kelley	0	0	0	0	0	0	0

*       If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

As indicated in the table above, portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers of the Adviser make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the Adviser may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account.  Accordingly, the performance of each account managed by a portfolio manager will vary.

Conflicts of interest also may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts.  Because a portfolio manager's compensation is affected by revenues earned by the Adviser, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

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In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades.  The Adviser may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary.  When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Adviser's Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940.  Furthermore, senior personnel of the Adviser periodically review the performance of all portfolio managers.

The compensation package for portfolio managers of the Adviser is a combination of base salary, bonuses and asset based fees. Mr. Ellison's compensation is comprised of a base salary and a percentage of assets in the FBR Small Cap Financial Fund, FBR Large Cap Financial, FBR Large Cap Technology Fund and the hedge funds he manages.  Mr. Ellison also receives compensation based on performance in the hedge funds he manages.  Mr. Aylesworth's compensation is comprised of a base salary and a percentage of assets in the FBR Large Cap Technology Fund. Mr. Barringer's compensation is comprised of a base salary and a percentage of assets in the FBR Small Cap Technology Fund.  Mr. Kelley is compensated with a base salary and periodic bonus arrangement based on merit.

Since the Fund has not yet commenced operations as of the date of this SAI, the portfolio managers did not beneficially own any equity securities of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this prospectus, there were no outstanding shares of the Fund.

ADDITIONAL INFORMATION

As used in the Prospectus and in this SAI, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular Fund of the Trust will be the relative NAV of each respective Fund at the time of allocation.  Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of each of the Funds not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the net asset values of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the particular Fund are conclusive.

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As used in the Prospectus and in this SAI, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Code of Ethics.   Pursuant to Rule 17j‑1 under the 1940 Act, the Trustees have adopted a Code of Ethics for the Trust and approved this same Code of Ethics for the Adviser and Distributor based on a determination that the Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j‑1 under the 1940 Act.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

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APPENDIX A

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thompson BankWatch, Inc. ("Thompson").  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this SAI, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (E.G., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa.  Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba.  Bonds which are rated Ba are judged to have speculative elements, i.e., their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future.  Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA.  Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

A-1

AA.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A.  Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB.  Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

AAA-. Highest credit quality.  The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-.  High credit quality protection factors are strong.  Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A-.  Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

AAA.  Bonds considered to be investment grade and of the highest credit quality.

 The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA.  Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."  Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

A.  Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

IBCA's description of its three highest long-term debt ratings:

AAA.  Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

A-2

AA.  Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial.  Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A.  Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

Moody's description of its three highest short-term debt ratings:

Prime‑1.  Issuers rated Prime‑1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations.  Prime‑1 repayment capacity will normally be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     -    Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -    Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime‑2.  Issuers rated Prime‑2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime‑3.  Issuers rated Prime‑3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

A‑1.  This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A‑2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated "A‑1."

A-3

A‑3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

Duff 1+.  Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1.  Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

Duff 1-.  High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

Duff 2.  Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

Duff 3.  Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation.  Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

F‑1+.  Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F‑1.  Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F‑1+.

F‑2.  Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F‑1+ or F‑1 ratings.

F‑3.  Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

A+.  Obligations supported by the highest capacity for timely repayment.

A1.  Obligations supported by a very strong capacity for timely repayment.

A2.  Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A-4

SHORT-TERM DEBT RATINGS.  Thompson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies.  Further, TBW does not suggest specific investment criteria for individual clients.  The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.  The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.  The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW‑1.  The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW‑2.  The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW‑1."

TBW‑3.  The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW‑4.  The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

Definitions of Certain Money Market Instruments

Commercial Paper.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit.  Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations.  U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.  These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

A-5

U.S. Government Agency and Instrumentality Obligations.  Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.  Some of these obligations, such as those of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

A-6

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)	Certificate of Trust.(1)
(a)(2)	Delaware Trust Instrument dated September 26, 2003. (1)
(a)(3)	Amended Schedule A to Delaware Trust Instrument dated September 26, 2003. (filed herewith)
(b)	Bylaws. (1)
(c)	None.
(d)(1)	Investment Advisory Agreement between the Registrant and FBR Fund Advisers, Inc. (1)
(d)(2)	Amendment to Advisory Agreement between the Registrant and FBR Fund Advisers, Inc. (filed herewith)
(e)(1)	Distribution Agreement between the Registrant and FBR Investment Services, Inc. (1)
(e)(2)	Amendment to Distribution Agreement between the Registrant and FBR Investment Services, Inc. (filed herewith)
(e)(3)	Selected Dealer Agreement. (2)
(f)	None.
(g)	Agreement for Custody Services between the Registrant and FBR National Trust Company dated November 1, 2005. (filed herewith)
(h)(1)	Agreement for Fund Administration between the Registrant and FBR Fund Advisers, Inc. dated November 1, 2005. (filed herewith)
(h)(2)	Agreement for Accounting Services, Transfer Agency and Shareholder Services between the Registrant and Integrated Fund Services, Inc. dated November 1, 2005. (filed herewith)
(i)	Opinion and Consent of Dechert LLP. (filed herewith)
(j)	Not applicable.
(k)	None.
(l)	None.
(m)(1)	Rule 12b-1 Distribution Plan dated September 29, 2003.(1)
(m)(2)	Amendment to Rule 12b-1 Distribution Plan. (filed herewith)
(n)	None.
(p)	Code of Ethics of the Registrant, FBR Fund Advisers, Inc., Money Management Advisers, Inc. and FBR Investment Services, Inc. (3)

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(1)     Incorporated by reference to the Registrant's Registration Statement on Form N-1A as filed on February 4, 2004.

(2)     Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 filed on December 30, 2004.

(3)     Incorporated by reference to the Registrant's Post-Effective Amendment No. 3 filed on February 25, 2005

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 25.  INDEMNIFICATION

Reference is made to Article VII Section 3 in the Registrant's Declaration of Trust which is incorporated by reference herein. In addition to the indemnification provisions contained in the Registrant's Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Distribution Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

FBR Fund Advisers, Inc. provides advisory services to the Equity Funds of the Registrant. The directors and officers of FBR Fund Advisers, Inc. have held the following positions of a substantial nature:

Name	Position with Adviser	Other Business
David H. Ellison	President and Director	Director, CIO and President, FBR Fund Advisers, Inc.
Winsor H. Aylesworth	Secretary, Treasurer and Director	Portfolio Manager, FBR Fund Advisers, Inc.
W. Bart Sanders	Senior Vice President and Assistant Secretary	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Not applicable.

(b)  FBR Investment Services, Inc. ("FBR Services") serves as principal underwriter to the Funds.  The following information is provided with respect to each director, officer or partner of FBR Services:

Name & Address	Positions with FBR Services	Positions and offices with Registrant
Sothara Chin	President	None
4922 Fairmont Avenue
Bethesda, MD 20814

Janelle Schutt	Chief Financial Officer	None
1001 19th Street North
Arlington, VA 22209

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 as amended (the "1940 Act") and the Rules thereunder are maintained at the offices of  FBR Fund Advisers, Inc. and FBR National Trust Company ("FBR National"), the Registrant's administrator and custodian, located at 4922 Fairmont Avenue, Bethesda, Maryland, and Integrated Fund Services, the Registrant's transfer agent and fund accountant located at 300 Broadway, Suite 1100, Cincinnati, Ohio. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are also maintained at FBR National, as listed under "Advisory and Other Contracts" in Part B to this Registration Statement.

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ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 14th day of November, 2005.

The FBR Funds

By: /s/ David H. Ellison
David H. Ellison*
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2005.

/s/ David H. Ellison *
David H. Ellison     Trustee and President (Principal Executive Officer)
November 14, 2005

/s/  F. David Fowler *
F. David Fowler     Trustee
November 14, 2005

/s/ Michael A. Willner *
Michael A. Willner   Trustee
November 14, 2005

/s/ Larry R. Levitan *
Larry R. Levitan       Trustee
November 14, 2005

/s/ Charles O. Heller *
Charles O. Heller      Trustee
November 14, 2005

/s/ Susan L. Silva
Susan L. Silva           Treasurer (Principal Financial Officer)
November 14, 2005

* Susan L. Silva, attorney-in-fact pursuant to powers of attorney filed with the Securities Exchange Commission with the initial Registration Statement as filed on February 25, 2004.